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                           EARTHSHELL CONTAINER CORPORATION

                         35,000 Shares of Series A Cumulative
                          Senior Convertible Preferred Stock

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                            REGISTRATION RIGHTS AGREEMENT

                                  --------------

                            DATED AS OF SEPTEMBER 16, 1993





                                     EXHIBIT 10.13

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                                  TABLE OF CONTENTS


1.  Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . .    1

2.  Securities Subject to this Agreement. . . . . . . . . . . . . . .    2

3.  Demand and Piggyback Registration . . . . . . . . . . . . . . . .    3

4.  Hold-Back Agreements. . . . . . . . . . . . . . . . . . . . . . .    6

5.  Registration Procedures . . . . . . . . . . . . . . . . . . . . .    6

6 . Registration Expenses . . . . . . . . . . . . . . . . . . . . . .   11

7.  Indemnification . . . . . . . . . . . . . . . . . . . . . . . . .   12

8.  Rule 144  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   15

9.  Participation in Underwritten Registrations . . . . . . . . . . .   15

10. Miscellaneous . . . . . . . . . . . . . . . . . . . . . . . . . .   16

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                            REGISTRATION RIGHTS AGREEMENT

    This Registration Rights Agreement (the "Agreement") is made and entered into as of September 16, 1993, by and among EarthShell Container Corporation, a Delaware corporation (the "Company"), and the other Persons whose names appear on the signature pages of this Agreement (collectively, the "Purchasers").

    This Agreement is made pursuant to that certain Stock Purchase Agreement, dated as of September 16, 1993, among the Company and the Purchasers (the "Purchase Agreement"). In order to induce the Purchasers to enter into the Purchase Agreement, the Company has agreed to provide the registration rights set forth in this Agreement. The execution of this Agreement is a condition to the closing of the transactions contemplated in the Purchase Agreement.

    The parties hereby agree as follows:

    1.   DEFINITIONS

    As used in this Agreement, the following capitalized terms shall have the following meanings:

    COMMON STOCK: The Company's common stock, par value $.01 per share.

    EXCHANGE ACT: The Securities Exchange Act of 1934, as amended from time to time.

    NASD: National Association of Securities Dealers, Inc.

    PERSON: An individual, partnership, corporation, trust, unincorporated organization, limited liability company or other business entity, or a government or agency or political subdivision thereof.

    PREFERRED STOCK: The Company's Series A Cumulative Senior Convertible Preferred Stock, with a liquidation preference of $1,000 per share.

    PROSPECTUS:    The prospectus included in any Registration Statement, as
amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

    PUBLIC OFFERING: See Section 3(b)(i).

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    REGISTRABLE SECURITIES: The shares of Common Stock issuable upon conversion of the Preferred Stock; provided that a security ceases to be a Registrable Security when it is no longer a Restricted Security.

    REGISTRATION EXPENSES: See Section 6 hereof.

    REGISTRATION STATEMENT: Any registration statement of the Company which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such Registration statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

    RESTRICTED SECURITY: Any Registerable Securities upon original issuance thereof, and with respect to any particular such security, so long as such security was acquired by the holder thereof other than pursuant to an effective registration under Section 5 of the Securities Act or pursuant to Rule 144 promulgated under the Securities Act; PROVIDED that a security that has ceased to be Restricted Security cannot thereafter become a Restricted Security.

    SEC: The Securities and Exchange Commission.

    SECURITIES ACT: The Securities Act of 1933, as amended from time to time.

    UNDERWRITTEN RECRISTRATION or UNDERWRITTEN OFFERING: A registration in which securities of the Company are sold to an underwriter or underwriters on a firm commitment or best efforts basis for reoffering to the public.

    2.   SECURITIES SUBJECT TO THIS AGMEEMENT

    (a) REGISTRABLE SECURITIES. The securities entitled to the benefits of this Agreement are the Registrable Securities.

    (b) HOLDERS OF REGISTRABLE SECURITIES. A Person is deemed to be a holder of Registrable Securities whenever such Person owns Registrable Securities or has the right to acquire, upon conversion of shares of Preferred Stock or otherwise, such Registrable Securities, whether or not such acquisition has actually been effected and disregarding any legal restrictions upon the exercise of such right. For purposes of determining the Registrable Securities outstanding in connection with any action to be taken hereunder by the holders of the Registrable Securities, the shares of Common Stock issuable upon exercise of outstanding shares of Preferred Stock shall be deemed outstanding.



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    3.   DEMAND AND PIGGYBACK REGISTRATION

    (a)  DEMAND REGISTRATION.

    (i)  TIMING OF DEMAND REGISTRATION

    At any time after the earlier of (i) September 16, 1996 or (ii) the consummation of a public offering of Common Stock pursuant to an effective Registration Statement under the Securities Act for the account of the Company at an aggregate offering price in excess of $35,000,000 (the "Demand Registration Period"), the holders of at least 25% of the Registrable
Securities may make a written request (a "Registration Request") that the Company register under the Securities Act the Registrable Securities that are the subject of such request (the "Demand Registration"). Promptly after receipt of such request, which shall specify the number of Registrable Securities to be registered and the intended method of disposition thereof, the Company shall as expeditiously as reasonably possible and, in the case of the initial registered public offering of shares of Common Stock, in no event later than four months after the date of receipt of the Registration Request ("Registration Request Date"), and, in the case of all subsequent registrations of shares of Common Stock, in no event later than three months after the Registration Request Date, prepare and file with the SEC, a Registration Statement with respect to the Registrable Securities requested to be included therein. The Company agrees to use commercially reasonable efforts to cause such Demand Registration to become effective as expeditiously as reasonably possible and thereafter to keep it continuously effective for a period of ninety days from the date on which the SEC declares the Demand Registration effective or such shorter period which will terminate when all the Registrable Securities covered by the Demand Registration have been sold pursuant to such Demand Registration.

    If the Company has been requested to effect a Demand Registration, whether or not a Registration Statement with respect thereto has been filed or has become effective, and furnishes to the holders of Registrable Securities requesting such registration a copy of a resolution of the Board of Directors of the Company certified by the Secretary of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company and its stockholders for such Registration Statement (i) to be filed on or before the date such filing would otherwise be required hereunder, (ii) to become effective, or (iii) to remain effective as long as such Registration Statement would otherwise be required to remain effective, the Company shall have the right, but not more than once with respect to any Demand Registration, to defer such filing or effectiveness or to suspend such effectiveness for a period of not more than 90 days; provided that if effectiveness of a Registration Statement is suspended pursuant to this provision, the period of such suspension shall

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be added to the end of the period that such Registration Statement would otherwise be required to be effective hereunder so that the aggregate number of days that such Registration Statement is required to remain effective hereunder shall remain unchanged.

    (ii) NUMBER OF DEMAND REGISTRATIONS

    The Company shall be obligated to prepare, file and cause to become effective pursuant to Section 3(a)(i) no more than two Registration Statements.

    (iii) PARTICIPATION

    The Company shall promptly give written notice to all holders of Registrable Securities upon receipt of a request for a Demand Registration pursuant to Section 3(a)(i) above. The Company shall include in such Demand Registration such Registrable Securities for which it has received written requests to register such securities within 30 days after such written notice has been given.

    (iv) LIMITATIONS

    The Demand Registration rights granted in this Section 3(a) are subject to the following limitations: (i) the Company shall not be obligated to cause any Registration Statement filed under this Section 3(a) to be declared effective less than six months after the effective date of the most recent registration statement filed by the Company; (ii) any such offering shall be pursuant to a firm commitment, provided, however, that after the initial public offering of Common Stock registered under the Securities Act, such restrictions shall not apply to any registration pursuant to Rule 415 under the Securities Act or any similar rule that may be adopted by the SEC; and (iii) notwithstanding the delivery of a Registration Request by the holders of the Registrable Securities, the Company may elect to convert such registration into a registration pursuant to Section 3(b) hereof by providing notice to the holders of the Registrable Securities as provided in Section 3(b) and in such event the provisions of
Section 3(b) shall apply to such registration rather than the provisions of this
Section 3(a) and no Demand Registration right will be deemed to have been exercised under this Section 3 (a).

    (b)  PIGGYBACK REGISTRATION.

    (i) TIMING OF PIGGYBACK REGISTRATION. If the Company proposes to file a registration statement in connection with a public offering (the "Public Offering") of its Common Stock (other than in connection with a Demand Registration and other than a registration statement on Form S-4 or S-8 or any successor forms or otherwise in connection with any exchange offer, merger, sale of substantially all assets or other reorganization or

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recapitalization of the Company or the issuance of securities in connection with employee stock options, stock awards or other employee benefit plans), then the Company shall give written notice of such proposed filing to all holders of Registrable Securities at least 20 days before the anticipated filing date of such registration statement (a "Piggyback Registration Statement"), which notice shall offer the holders the opportunity to include in such Piggyback Registration Statement all shares of Registrable Securities held by such holders. Each holder of Registrable Securities desiring to have its Registrable Securities registered pursuant to this Section 3(b)(i) shall advise the Company in writing within 10 days after the date of receipt of the Company's notice (which request shall set forth the amount of Registrable Sedurities for which registration is requested). The Company shall include in any such Piggyback Registration Statement all Registrable Securities so requested to be included.

    Notwithstanding the foregoing, if the managing underwriter or underwriters of any such proposed public offering that is an Underwritten Offering deliver a letter to the Company and to the holders of Registrable Securities stating that the total number of shares of Common Stock which the Company intends to include in such public offering and which the holders of the Registrable Securities and any other persons or entities entitled to have shares included in such public offering would exceed the number of shares of Common Stock which could be sold without having an adverse effect on such public offering, then the number of shares of Common Stock to be offered for the accounts of holders of Registrable Securities and any other persons (other than the Company) entitled to have shares of Common Stock included in such public offering shall be reduced pro rata based on the number of shares of Common Stock that each such person has requested to be so included, to the extent necessary to reduce the total number of shares of Common Stock to be included in such public offering to the amount recommended by the managing underwriter or underwriters thereof. In the event that the contemplated distribution does not involve an Underwritten Offering such determination that the inclusion of such Registrable Securities shall adversely affect the success of the offering shall be made by the Company in its reasonable discretion.

    (ii) NUMBER OF PIGGYBACK REGISTRATIONS. The Company shall be obligated to provide the opportunity to include Registrable Securities in not more than two Piggyback Registration Statements pursuant to Section 3(b)(i).
Notwithstanding the foregoing, if the amount of securities which the holders of the Registrable Securities have requested to be registered is reduced pursuant to Section 3(b)(i), then such Piggyback Registration Statement shall not count towards the limit of two Piggyback Registration Statements contained in the preceding sentence.

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    (iii) DECISION NOT TO FILE PIGGYBACK REGISTRATION STATEMENT.  If, after proposing to file a Piggyback Registration Statement in connection with a Public Offering, the Company decides not to file the Piggyback Registration Statement, then the holders of Registrable Securities requesting inclusion of their shares pursuant to Section 3(b)(i) will not be entitled to have their Registrable Securities registered at such time.

    4.   HOLD-BACK AGREEMENTS

    (a) RESTRICTIONS ON PUBLIC SALE BY HOLDER OF REGISTRABLE SECURITIES. Each holder of Registrable Securities whose Registrable Securities are covered by a Registration Statement filed pursuant to Section 3 hereof agrees, if requested by the managing underwriters in an Underwritten Offering, not to effect any sale or other distribution of equity securities of the Company, including any sale pursuant to Rule 144 under the Securities Act (except as part of such Underwritten Registration), during the 10-day period prior to, and during the 120-day period beginning with, the effectiveness of such Registration Statement, to the extent timely notified in writing by the Company or the managing underwriters.

    (b) RESTRICTIONS ON SALE OF EQUITY SECURITIES BY THE COMPANY. To the extent timely requested by the managing underwriters in an Underwritten Offering, the Company agrees not to effect any offer, sale or other distribution of its equity securities, including a sale pursuant to Regulation D under the Securities Act, during the 10-day period prior to, and during the 120-day period beginning with, the effectiveness of a Registration Statement filed under
Section 3 (except as part of such registration, if permitted, or pursuant to registrations an Forms S-4 or S-8 or any successor forms or otherwise in connection with any exchange offer, merger, sale of substantially all assets or other reorganization or recapitalization of the Company or the issuance of securities in connection with employee stock options, stock awards or other employee benefit plans).

    5.   REGISTRATION PROCEDURES

    In connection with the Company's registration obligations pursuant to
Section 3 hereof, the Company will use its best efforts to effect such registration to permit the sale of such Registrable Securities in accordance with the intended method or methods of distribution thereof, and pursuant thereto the Company will as expeditiously as possible:

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    (a)  prepare and file with the SEC, as soon as practicable, a Registration
Statement or Registration Statements on any appropriate form under the Securities Act, which form shall be available for the sale of the Registrable Securities in accordance with the intended method or methods of distribution thereof and shall include all financial statements required by the SEC to be filed therewith, cooperate and assist in any filings required to be made with the NASD, and use its best efforts to cause such Registration Statement to become effective; provided that before filing a Registration Statement or Prospectus or any amendments or supplements thereto, the Company will furnish to the holders of the Registrable Securities covered by such Registration Statement and the underwriters, if any, copies of all such documents proposed to be filed, which documents will be subject to the reasonable review of such holders and underwriters, and the company will not file any Registration Statement or amendment thereto or any Prospectus or any supplement thereto to which the holders of a majority of shares of the Registrable Securities covered by such Registration Statement or the underwriters, if any, shall reasonably object;

    (b) prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement effective for the applicable period, or such shorter period which will terminate when all Registrable Securities covered by such Registration Statement have been sold; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus; the Company shall not be deemed to have used its best efforts to keep a Registration Statement effective during the applicable period if it voluntarily takes any action that would result in the selling holders of the Registrable Securities covered thereby not being able to sell such Registrable Securities during that period unless such action is required under applicable law, provided that the foregoing shall not apply to actions taken by the Company in good faith and for valid business reasons, including without limitation the acquisition or divestiture of assets, so long as the Company promptly thereafter complies with the requirements of section 5(k), if applicable;

    (c) notify the selling holders of Registrable Securities and the managing underwriters, if any, promptly, and (if requested by any such Person) confirm such advice in writing, (1) when the Prospectus or any Prospectus supplement or posteffective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective,
(2) of any request by the SEC for amendments or supplements to the Registration Statement or the

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Prospectus or for additional information, (3) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, (4) if at any time the representations and warranties of the Company contemplated by paragraph (n) below cease to be true and correct in any material respect, (5) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and (6) of the happening of any event which makes any statement made in the Registration Statement, the Prospectus or any document incorporated therein by reference untrue in any material respect or which requires the making of any changes in the Registration Statement, the Prospectus or any document incorporated therein by reference in order to make the statements therein not misleading;

    (d) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible time;

    (e) if requested by the managing underwriter or underwriters or a holder of Registrable Securities being sold in connection with an Underwritten Offering, promptly incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriters and the holders of a majority of shares of the Registrable Securities being sold reasonably agree should be included therein relating to the plan of distribution with respect to such Registrable Securities, including, without limitation, information with respect to the principal amount of Registrable Securities being sold to such underwriters, the purchase price being paid therefor by such underwriters and with respect to any other terms of the Underwritten Offering of the Registrable Securities to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such Prospectus supplement or posteffective amendment;

    (f) furnish to each selling holder of Registrable Securities and each managing underwriter, without charge, at least one signed copy of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

    (g) deliver to each selling holder of Registrable Securities and the underwriters, if any, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons may reasonably request; the Company consents to the use of the Prospectus or any amendment or supplement thereto by each of the selling holders of Registrable Securities and the underwriters, if any, in connection with the offering and sale of the

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Registrable Securities covered by the Prospectus or any amendment or supplement thereto;

    (h) prior to any public offering of Registrable Securities, register or qualify or cooperate with the selling holders of Registrable Securities, the underwriters, if any, and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions as any seller or underwriter reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject;

    (i) cooperate with the selling holders of Registrable Securities and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters may request at least two business days prior to any sale of Registrable Securities to the underwriters;

    (j) use its best efforts to cause the Registrable securities covered by the applicable Registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Registrable Securities;

    (k) upon the occurrence of any event contemplated by paragraph (c)(6) above, prepare a supplement or posteffective amendment to the Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

    (l) cause all Registrable Securities covered by the Registration Statement to be listed, to the degree the Common Stock is so listed, on each securities exchange on which the Common Stock is then listed if requested by the holders of a majority of shares of such Registrable Securities or the managing underwriters, if any;

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    (m)  not later than the effective date of the applicable Registration
Statement, provide a CUSIP number for all Registrable Securities and provide the applicable transfer agents with printed certificates for the Registrable Securities which are in a form eligible for deposit with Depositary Trust Company;

    (n) enter into such agreements (including an underwriting agreement) and take all such other actions in connection therewith in order to expedite or facilitate the disposition of such Registrable Securities and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an Underwritten Registration (1) make such representations and warranties to the holders of such Registrable Securities and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in primary Underwritten Offerings; (2) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, and the holders of a majority of shares of the Registrable Securities being sold) addressed to each selling holder and the underwriters, if any, covering the matters customarily covered in opinions requested in Underwritten Offerings; (3) obtain "cold comfort" letters and updates thereof from the Company's independent certified public accountants addressed to the selling holders of Registrable Securities and the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters to underwriters in connection with primary Underwritten Offerings; and (4) the Company shall deliver such documents and certificates as may be requested by the holders of a majority of the Registrable Securities being sold and the managing underwriters, if any, to evidence compliance with clause (k) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company. The above shall be done at each closing under such underwriting or similar agreement or as and to the extent required thereunder;

    (o) make available for inspection by a representative of the holders of a majority of shares of the Registrable securities, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney or accountant retained by the selling holders or underwriters, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with such Registration Statement; provided that any records, information or documents that are designated by the company in writing as confidential shall be kept confidential by such Persons unless disclosure of such records, information or documents is required by court or administrative order; and

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    (p)  otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make generally available to its security holders, earnings statements satisfying the provisions of Section 11(a) of the Securities Act, no later than 45 days after the end of any 12-month period (or 90 days, if such period is a fiscal year) (1) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in an Underwritten Offering, or (2) if not sold to underwriters in such an offering, beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Registration Statement, which statements shall cover said 12-month periods.

    The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding the distribution of such securities as the Company may from time to time reasonably request in writing.

    Each holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in section 5(k) hereof, such holder will forthwith discontinue disposition of Registrable Securities until such holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5(k) hereof, or until it is advised in writing (the "Advice") by the Company that the use, of the Prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the Prospectus, and, if so directed by the Company, such holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such holder's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the time periods regarding the maintenance of the effectiveness of any Registration Statement filed pursuant to Section 3 hereof shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to section 5(c)(6) hereof to and including the date when each seller of Registrable Securities covered by such Registration Statement shall have received the copies of the supplemented or amended prospectus contemplated by section 5(k) hereof or the Advice.

    6. REGISTRATION EXPENSES

    All expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses associated with filings required to be made with the NASD (including, if applicable, the fees and expenses of any "qualified independent underwriter" and its counsel as may be required by the rules and regulations of the NASD), fees and expenses of compliance with

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securities or blue sky laws (including reasonable fees and disbursements of counsel for the underwriters or selling shareholders in connection with blue sky qualifications of the Registrable Securities and determination of their eligibility for investment under the laws of such jurisdictions as the managing underwriters or holders of a majority of the Registrable Securities being sold may designate), printing expenses (including expenses of printing certificates for the Registrable securities in a form eligible for deposit with Depositary Trust Company and of printing prospectuses), messenger, telephone and delivery expenses, and fees and disbursements of counsel for the Company and for the sellers of the Registrable Securities and of all independent certified public accountants of the Company (including the expenses of any special audit and "cold comfort" letters required by or incident to such performance), underwriters (excluding discounts, commissions or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals relating to the distribution of the Registrable Securities or legal expenses of any Person other than the Company and the selling holders), securities acts liability insurance if the Company so desires and fees and expenses of other Persons retained by the Company (all such expenses being herein called "Registration Expenses") will be borne by the Company, regardless whether the Registration Statement becomes effective. The Company will, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the Registrable Securities to be registered on each securities exchange on which the Common Stock is then listed and the fees and expenses of any Person, including special experts, retained by the Company.

    7.   INDEMNIFICATION

    (a) INDEMNIFICATION BY COMPANY. The Company agrees to indemnify and hold harmless, to the full extent permitted by law, each holder of Registrable Securities, its officers, directors and employees and each Person who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation and legal expenses) arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary Prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same arise out of or are based upon any information relating to such holder furnished in writing to the Company by such holder expressly for use therein; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or

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expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any such preliminary Prospectus included in a Registration Statement if (i) such holder, being obligated to do so, failed to deliver a copy of the Prospectus prior to or concurrently with the sale of the Registrable Securities to the person asserting such loss, claim, damage, liability or expense after the Company had furnished such holder with a sufficient number of copies of the same and (ii) the Prospectus corrected such untrue statement or omission; and provided, further, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission in the Prospectus, if such untrue statement or alleged untrue statement, omission or alleged omission is corrected in an amendment or supplement to the Prospectus and the holder of Registrable Securities thereafter fails to deliver such Prospectus as so amended or supplemented prior to or concurrently with the sale of the Registrable securities to the person asserting such loss, claim, damage, liability or expense after the Company had furnished such holder with a sufficient number of copies of the same. The Company will also indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers and directors and each Person who controls such Persons (within the meaning of the Securities
Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities, if requested.

    (b) INDEMNIFICATION BY HOLDERS, OF REGISTRABLE SECURITIES. In connection with each Registration Statement, each holder of Registrable Securities will furnish to the Company such information and affidavits as the Company reasonably requests for use in connection with any Registration Statement or Prospectus and agrees to indemnify and hold harmless, to the full extent permitted by law, the Company, its directors, officers and employees and each Person who controls the company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in the Registration Statement or Prospectus or preliminary Prospectus or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue statement or omission relates to the holders of the Registrable Securities and is contained in any information or affidavit so furnished in writing by such holder to the Company specifically for inclusion in such Registration Statement, Prospectus or preliminary Prospectus. In no event shall the liability of any selling holder of Registrable Securities hereunder be greater in amount than the dollar amount of the proceeds received by such holder upon the sale of the Registrable Securities giving rise to such indemnification obligation. The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as provided above with respect to information so furnished in writing by such Persons specifically for inclusion in any preliminary Prospectus, Prospectus or Registration Statement, if requested.

    (c) CONDUCT OF INDEMNIFICATION PROCEEDINGS. Any Person entitled to indemnification hereunder will (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that any Person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (a) the indemnifying party has agreed to pay such fees or expenses, or (b) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such Person or (c) in the reasonable judgment of any such Person, based upon advice of its counsel, a conflict of interest exists between such Person and the indemnifying party with respect to such claims (in which case, if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim an behalf of such Person). If such defense is not assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). No indemnifying party will be required to consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest exists between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels.

    (d) CONTRIBUTION. If for any reason the indemnification provided for in the preceding clauses (a) and (b) is unavailable to an indemnified party or insufficient to hold it harmless as contemplated by the preceding clauses (a) and (b), then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by the indemnified party and the indemnifying party, but also the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations, provided that no holder of Registrable Securities shall be required to contribute an amount greater than the dollar amount of the proceeds received by such holder with respect to the sale of any securities. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

    (e) ADDITIONAL INDEMNIFICATION AND CONTRIBUTION. In the event of an Underwritten Offering, the Company and each holder of Registrable Securities participating in a registration will provide such additional indemnification and contribution as is reasonably required by the underwriters and as is customarily contained in underwriting agreements.

    8.   RULE 144

    The Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if the Company is not required to file such reports, it will, upon the request of the holders of a majority of the Registrable Securities, made after the fifth anniversary of the issuance of the Preferred Stock, make publicly available other information so long as necessary to permit sales pursuant to Rule 144 under the Securities Act) (provided, however, that the Company may request no more than one filing extension pursuant to Rule 12b-25 under the Exchange Act in any calendar year), and it will take such further action as the holders of a majority of the Registrable Securities may reasonably request after the fifth anniversary of the issuance of the Preferred Stock, all to the extent required from time to time to enable the holders to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any holder of Registrable Securities, the Company will deliver to such holder a written statement as to whether it has complied with such information and requirements.

    9.   PARTICIPATION IN UNDERWRITTEN REGISTRATIONS

    If any of the Registrable Securities covered by any of the Registration Statements are to be sold in an Underwritten Offering, the investment banker or investment bankers and managing underwriter or underwriters that will administer the offering will be selected by the Company after consultation with the holders of the Registrable Securities.

    No Person may participate in any Underwritten Registration hereunder unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements. Nothing in this
Section 9 shall be construed to create any additional rights regarding the registration of Registrable Securities in any Person otherwise than as set for therein.

    10.  MISCELLANEOUS

    (a) REMEDIES. Each holder of Registrable Securities, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

    (b) AMENDMENTS AND WAIVERS. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of holders of at least a majority of the Registrable Securities.

    (c) NOTICES. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier, or air courier guaranteeing overnight delivery:

    (i) if to a holder of Registrable Securities, at the most current address given by such holder to the Company in accordance with the provisions of this
Section 10(d), which address initially is set forth opposite each such holder's name on the signature pages of this Agreement; and

    (ii) if to the Company, initially at 800 Miramonte Drive, Santa Barbara, California 93109-1419 Attention: President, and thereafter at such other address, notice of which is given in accordance with the provisions of this
Section 10(d), with a copy to, Gibson, Dunn & Crutcher, 2029 Century Park East, Los Angeles, California 90067, Attention: Robert K. Montgomery, Esq.

    All such notices and communications shall be deemed to have been duly given at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and on the next business day if timely delivered to an air courier guaranteeing overnight delivery.

    (e) SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent holders of Registrable Securities.

    (f) COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

    (g) HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

    (h) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of California.

    (i) SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

    (j) ENTIRE AGREEMENT. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the securities sold pursuant to the Purchase Agreement. This Agreement supersedes all prior agreements and understandings whether written or oral and all contemporaneous oral agreements and understandings among the parties with respect to such subject matter.

    (k) ATTORNEYS' FEES. In any action or proceeding brought to enforce any provision of this Agreement, the successful party shall be entitled to recover reasonable attorneys' fees in addition to its costs and expenses and any other available remedy.

    IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                       EARTHSHELL CONTAINER CORPORATION


                                       By:  /s/ Simon K. Hodson
                                            ----------------------------
                                       Name: Simon K. Hodson
                                            ----------------------------
                                       Title: Chief Executive Officer
                                            ----------------------------

                                       PURCHASERS:


                                       ----------------------------
                                       (Name, if Individual)

                                       ----------------------------
                                       (Signature, if Individual)


                                       ----------------------------
                                       (Name, if Entity)

                                       By:
                                            ----------------------------
                                       Title:
                                              --------------------------

                                       PURCHASERS:

                                       G. LYNN SHOSTACK
                                       ----------------------------
                                       (Name, if Individual)
                                       /s/ G. LYNN SHOSTACK
                                       ----------------------------
                                       (Signature, if Individual)


                                       ----------------------------
                                       (Name, if Entity)

                                       By:
                                            ----------------------------
                                       Title:
                                              --------------------------

                                       PURCHASERS:


                                       ----------------------------
                                       (Name, if Individual)

                                       ----------------------------
                                       (Signature, if Individual)

                                       EARTHSHELL JOINT VENTURE
                                       ----------------------------
                                       (Name, if Entity)

                                       By:
                                            ----------------------------
                                       Title:
                                              --------------------------

                                       PURCHASERS:


                                       ----------------------------
                                       (Name, if Individual)

                                       ----------------------------
                                       (Signature, if Individual)


                                       ----------------------------
                                       (Name, if Entity)

                                       By:
                                            ----------------------------
                                       Title:
                                              --------------------------

                                       PURCHASERS:


                                       ----------------------------
                                       (Name, if Individual)

                                       ----------------------------
                                       (Signature, if Individual)

                                       STEVEN K. SCOTT, SHANNON L.
                                       SCOTT FAMILY TRUST
                                       ----------------------------
                                       (Name, if Entity)

                                       By:  /s/ STEVEN K. SCOTT
                                            ----------------------------
                                       Title: Trustee
                                              --------------------------

                                       PURCHASERS:


                                       ----------------------------
                                       (Name, if Individual)

                                       ----------------------------
                                       (Signature, if Individual)

                                       WILLIAMS, JONES & ASSOCIATES, INC.
                                       as Manager for ES FUND
                                       ----------------------------
                                       (Name, if Entity)

                                       By:  /s/
                                            ----------------------------
                                       Title:  Chairman
                                              --------------------------

                                       PURCHASERS:


                                       ----------------------------
                                       (Name, if Individual)

                                       ----------------------------
                                       (Signature, if Individual)


                                       UNION CENTRAL LIFE INSURANCE COMPANY
                                       ----------------------------
                                       (Name, if Entity)

                                       By:   /s/
                                            ----------------------------
                                       Title: ASSISTANT TREASURER
                                              --------------------------

                                       PURCHASERS:


                                       ----------------------------
                                       (Name, if Individual)

                                       ----------------------------
                                       (Signature, if Individual)


                                       CARILLON BOND FUND
                                       ----------------------------
                                       (Name, if Entity)

                                       By:  /s/
                                            ----------------------------
                                       Title: VICE-PRESIDENT
                                              --------------------------

                                       PURCHASERS:


                                       ----------------------------
                                       (Name, if Individual)

                                       ----------------------------
                                       (Signature, if Individual)


                                       CARGILL FINANCIAL SERVICES CORPORATION
                                       ----------------------------
                                       (Name, if Entity)

                                       By:  /s/
                                            ----------------------------
                                       Title: President
                                              --------------------------

                                       PURCHASERS:


                                       ----------------------------
                                       (Name, if Individual)

                                       ----------------------------
                                       (Signature, if Individual)

                                       FMA High Yield Income Limited Partnership
                                       -----------------------------------------
                                       (Name, if Entity)

                                       By:  /s/
                                            ----------------------------
                                       Title: General Partner
                                              --------------------------

                                       PURCHASERS:


                                       ----------------------------
                                       (Name, if Individual)

                                       ----------------------------
                                       (Signature, if Individual)

                                       WSIS High Income Limited Partnership
                                       ------------------------------------
                                       (Name, if Entity)

                                       By:
                                            ----------------------------
                                       Title: General Partner--Wertheim Schroder
                                              Investment Serv.
                                              ----------------------------------

                                       PURCHASERS:


                                       ----------------------------
                                       (Name, if Individual)

                                       ----------------------------
                                       (Signature, if Individual)

                                       WSIS Flexible Income Partners, L.P.
                                       -----------------------------------
                                       (Name, if Entity)

                                       By:  /s/
                                            ----------------------------
                                       Title: Wertheim Schroder Investment Serv.
                                              -- General Partner
                                              ----------------------------------

                                       PURCHASERS:


                                       FRANK J. & VICTORIA K. FERTITA TRUST
                                       ----------------------------
                                       (Name, if Individual)

                                       /s/
                                       ----------------------------
                                       (Signature, if Individual)


                                       FRANK J. & VICTORIA K. FERTITA TRUST
                                       ----------------------------
                                       (Name, if Entity)

                                       By:  Frank J. Fertitta, Jr.
                                            ----------------------------
                                       Title:  Trustee
                                              --------------------------

                                       PURCHASERS:


                                       ----------------------------
                                       (Name, if Individual)

                                       ----------------------------
                                       (Signature, if Individual)



                                       Junction Partnerss, as nominee
                                       ----------------------------
                                       (Name, if Entity)

                                       By:   /s/
                                            ----------------------------
                                       Title:  GP
                                              --------------------------

                                       PURCHASERS:


                                       ----------------------------
                                       (Name, if Individual)

                                       ----------------------------
                                       (Signature, if Individual)


                                       M. H. Whittier Corporation
                                       ----------------------------
                                       (Name, if Entity)

                                       By:  /s/ Terry Smith
                                            ----------------------------
                                       Title: Terry Smith, Secretary
                                              --------------------------

Registration Rights Agreement

                                       PURCHASERS:


                                       ----------------------------
                                       (Name, if Individual)

                                       ----------------------------
                                       (Signature, if Individual)


                                       Whittier Trust Company, as Trustee of
                                       the Winifred W. Rhodes-Bea 1966 Trust
                                       ----------------------------
                                       (Name, if Entity)

                                       By:   /s/
                                            ----------------------------
                                       Title:Steven A. Anderson, Vice-President
                                              --------------------------

Registration Rights Agreement

                                       PURCHASERS:


                                       ----------------------------
                                       (Name, if Individual)

                                       ----------------------------
                                       (Signature, if Individual)


                                       Whittier Trust Company, as Trustee of
                                       the Marcia W. Constance 1966 Trust
                                       ----------------------------
                                       (Name, if Entity)

                                       By:   /s/
                                            ----------------------------
                                       Title:Steven A. Anderson, Vice-President
                                              --------------------------

Registration Rights Agreement

                                       PURCHASERS:


                                       ----------------------------
                                       (Name, if Individual)

                                       ----------------------------
                                       (Signature, if Individual)


                                       Whittier Trust Company, as Trustee of
                                       the Donald A. Whittier 1949 Trust
                                       ----------------------------
                                       (Name, if Entity)

                                       By:   /s/
                                            ----------------------------
                                       Title:Steven A. Anderson, Vice-President
                                              --------------------------

Registration Rights Agreement

                                       PURCHASERS:


                                       ----------------------------
                                       (Name, if Individual)

                                       ----------------------------
                                       (Signature, if Individual)


                                       Whittier Trust Company, as Trustee of
                                       the Laura-Lee W. Woods 1966 Trust
                                       ----------------------------
                                       (Name, if Entity)

                                       By:   /s/
                                            ----------------------------
                                       Title:Steven A. Anderson, Vice-President
                                              --------------------------

Registration Rights Agreement

                                       PURCHASERS:


                                       ----------------------------
                                       (Name, if Individual)

                                       ----------------------------
                                       (Signature, if Individual)


                                       Arlo G. Sorensen, Linda J. Blinkenberg &
                                       Steven A. Anderson, as Trustee of the
                                       Trust Under the Will of Olive Whittier
                                       ----------------------------
                                       (Name, if Entity)

                                       By:  /s/ Arlo G. Sorensen
                                            ----------------------------
                                       Title: Arlo G. Sorensen, Trustee
                                              --------------------------

                                       By:  /s/Linda J. Blinkenberg
                                            ----------------------------
                                            Linda J. Blinkenberg, Trustee

                                       By:  /s/ Steven A. Anderson
                                            ----------------------------
                                            Steven A. Anderson, Trustee

Registration Rights Agreement

                                       PURCHASERS:


                                       ----------------------------
                                       (Name, if Individual)

                                       ----------------------------
                                       (Signature, if Individual)


                                       SeaShell Partners L.P.
                                       ----------------------------
                                       (Name, if Entity)

                                       By:  /s/ Samuel James Limited
                                            ----------------------------
                                       Title: General Parner
                                              --------------------------

                                       By:  /s/
                                            ----------------------------
                                       Title: Francis X. Poggi, President
                                              --------------------------

Registration Rights Agreement         19

                                       PURCHASERS:


                                       ----------------------------
                                       (Name, if Individual)

                                       ----------------------------
                                       (Signature, if Individual)


                                       ----------------------------
                                       (Name, if Entity)

                                       By:
                                            ----------------------------
                                       Title:
                                              --------------------------

                                       PURCHASERS:


                                       ----------------------------
                                       (Name, if Individual)

                                       ----------------------------
                                       (Signature, if Individual)


                                       SALOMON BROTHERS INC
                                       ----------------------------
                                       (Name, if Entity)

                                       By:  /s/
                                            ----------------------------
                                       Title: Managing Partner
                                              --------------------------

                                       PURCHASERS:


                                       ----------------------------
                                       (Name, if Individual)
                                       /s/
                                       ----------------------------
                                       (Signature, if Individual)



                                       ----------------------------
                                       (Name, if Entity)

                                       By:
                                            ----------------------------
                                       Title:
                                              --------------------------

                                          19